Schedule A

TRADE DATE	CUSIP	SETTLEMENT	MATURITY	NEXT PAY	CALL TYPE	CALL STYLE	RATE TYPE	NEXT CALL	COUPON	BANK PAR
_	_	DATE	DATE	DATE	DESC	DESC	SUBTYPE DESC	DATE	PCT	_
07/18/2018	3130AEN48	07/24/2018	07/24/2029	01/24/2019	Optional Principal	American	Fixed Constant	01/24/2019	4	$25,000,000
					Redemption
07/18/2018	3130AENP1	07/25/2018	07/25/2025	01/25/2019	Optional Principal	American	Fixed Constant	10/25/2018	3.67	$25,000,000
					Redemption
07/18/2018	3130AENQ9	07/25/2018	07/25/2031	01/25/2019	Optional Principal	American	Fixed Constant	07/25/2019	4.06	$25,000,000
					Redemption
07/19/2018	313373ZY1	07/23/2018	06/11/2021	12/11/2018	Non-Callable		Fixed Constant		3.625	$25,000,000
07/19/2018	313383QR5	07/23/2018	06/09/2023	12/09/2018	Non-Callable		Fixed Constant		3.25	$25,000,000
07/20/2018	3130AENQ9	07/25/2018	07/25/2031	01/25/2019	Optional Principal	American	Fixed Constant	07/25/2019	4.06	$15,000,000
					Redemption
07/20/2018	3130AENY2	07/26/2018	07/26/2023	01/26/2019	Optional Principal	American	Fixed Constant	10/26/2018	3.25	$15,000,000
					Redemption

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.